Exhibit 10.1

THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of August 1, 2017 (this “Third Amendment”) is made by and among NOVANTA CORPORATION, a Michigan corporation (the “Lead Borrower”), NOVANTA UK INVESTMENTS HOLDING LIMITED, a private limited company incorporated in England and Wales (the “U.K. Borrower”), Novanta Europe GmbH (previously known as GSI Group Europe GmbH), a limited liability company (Gesellschaft mit beschränkter Haftung) formed and existing under the laws of Germany (the “German Borrower” and jointly and severally together with the Lead Borrower, collectively the “Borrowers”), NOVANTA INC., a company continued and existing under the laws of the Province of New Brunswick, Canada (“Holdings”), each of the Subsidiaries of Holdings listed under the caption “GUARANTORS” on the signature pages hereto (each a “Guarantor” and collectively the “Guarantors”), each lender party hereto (collectively, the “Lenders” and individually, a “Lender”) and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lenders and L/C Issuer.

WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of May 19, 2016, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of December 22, 2016, as further amended by that certain Joinder, Assumption and Amendment Agreement dated as of May 30, 2017 (as so amended and further amended and in effect, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain financial accommodations to the Borrowers.

WHEREAS, (a) pursuant to Section 2.15(a) of the Credit Agreement, the Borrowers have provided notice to the Administrative Agent to request an increase in the Revolving Credit Facility by an amount equal to $100,000,000 and (b) pursuant to Section 2.16(a) of the Credit Agreement, the Borrowers have provided notice to the Administrative Agent to request an increase in the Term Loans by an amount equal to $25,000,000;

WHEREAS, certain Lenders have agreed to provide new or additional Revolving Credit Commitments and/or Term Loans, as applicable, pursuant to the terms and conditions set forth herein and in the Credit Agreement; and

WHEREAS, the Borrowers, Holdings, the Lenders and the Administrative Agent wish to amend the Credit Agreement in certain respects, all on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties signatory hereto agree as follows:

1.Definitions.  Except as otherwise defined in this Third Amendment, terms defined in the Credit Agreement are used herein as defined therein.

2.Amendments to Credit Agreement.  Subject to the satisfaction of the conditions precedent specified in Section 3 below, the undersigned Lenders hereby agree that, effective as of the date hereof, Section 7.03 of the Credit Agreement shall be amended as follows:

(a)The definitions of “Fee Letter” and “Loan Documents” in Section 1.01 of the Credit Agreement shall be amended by deleting the definitions thereof in their entirety and inserting the following definitions in their stead:

“Fee Letter” means the amended and restated letter agreement, dated as of July 14, 2017, among the Borrowers, Merrill Lynch, Pierce, Fenner & Smith Incorporated and the Administrative Agent.

“Loan Documents” means, collectively, (a) this Agreement, (b) the Notes, (c) the Guaranty (including the Holdings Guaranty), (d) the Collateral Documents, (e) the Fee Letter, (f) each Issuer Document; (g) the First Amendment dated as of December 22, 2016, the Joinder and Amendment dated as of May 30, 2017 and the Third Amendment dated as of August 1, 2017 and (h) any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.17 of this Agreement.

(b)The definition of “Permitted Acquisition” in Section 7.03(j) of the Credit Agreement shall be amended by deleting clause (j)(iv) thereof in its entirety and inserting the following clause in its stead:

(iv)       (A) immediately before and immediately after giving Pro Forma Effect to any such purchase or other acquisition, no Event of Default shall have occurred and be continuing and (B) immediately after giving effect to such purchase or other acquisition, (x) Holdings and its Subsidiaries shall be in Pro Forma Compliance with all of the covenants set forth in Section 7.10, such compliance to be determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b) as though such purchase or other acquisition had been consummated as of the first day of the fiscal period covered thereby and (y) the Consolidated Leverage Ratio for the twelve-month period ended as of the end of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 6.01(a) or (b) shall be no more than 2.50 : 1.00 (or, in connection with a Designated Acquisition or during the four (4) consecutive quarters following a previously consummated Designated Acquisition, 3.00 : 1.00) calculated as though such purchase or other acquisition had been consummated as of the first day of the fiscal period covered thereby; and

(c)Section 2.07 of the Credit Agreement (Repayment of Loans) shall be amended by deleting the table in clause (a) in its entirety and inserting the following table in its stead:

Date	Amount
October 15, 2017	$2,300,000
January 15, 2018	$2,300,000
April 15, 2018	$2,300,000
July 15, 2018	$2,300,000
October 15, 2018	$2,300,000
January 15, 2019	$2,300,000
April 15, 2019	$2,300,000
July 15, 2019	$2,300,000
October 15, 2019	$2,300,000
January 15, 2020	$2,300,000
April 15, 2020	$2,300,000
July 15, 2020	$2,300,000
October 15, 2020	$2,300,000
January 15, 2021	$2,300,000
April 15, 2021	$2,300,000

(d)Schedule 2.01 to the Credit Agreement is hereby amended by deleting such schedule in its entirety and replacing it with the corresponding schedule set forth in Annex I attached hereto.  To the extent necessary, the Lenders will make assignments of Revolving Credit Loans to give effect to the new Revolving Credit Commitments set forth on the new Schedule 2.01.

3.Conditions Precedent.  The amendments to the Credit Agreement set forth in Section 2 hereof shall become effective, as of the date hereof, upon satisfaction of the following conditions precedent:

(a)the Lead Borrower shall have delivered to the Administrative Agent a counterpart of (i) this Third Amendment executed by the Lead Borrower and each other Loan Party and (ii) the Fee Letter executed by the Borrowers;

(b)the Required Lenders and the Administrative Agent shall have indicated their consent and agreement by executing this Third Amendment;

(c)the Borrowers shall have delivered to the Administrative Agent (i) new or amended and restated Revolving Credit Notes, as appropriate, if requested by a Revolving Credit Lender and (ii) new or amended and restated Term Notes, as appropriate, if requested by a Term Lender;

(d)the Borrowers shall have paid all fees and other amounts due and payable by them under the Credit Agreement, including to the extent invoiced the reasonable fees, costs and expenses owing to Choate, Hall & Stewart LLP, and under the Fee Letter;

(e)the Loan Parties shall have delivered to the Administrative Agent a certificate of each Loan Party dated as of the Revolving Credit Increase Effective Date signed by a Responsible Officer of such Loan Party (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase and (ii) in the case of the Lead Borrower, certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Revolving Credit Increase Effective Date and the Term Increase Effective Date, except that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on and as of the Revolving Credit Increase Effective Date and the Term Increase Effective Date, and except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, except that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on and as of such earlier date, and except that for purposes of Sections 2.15 and 2.16 of the Credit Agreement, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, (B) no Default or Event of Default exists and (C) the final maturity date of the additional Term Loans is no earlier than the Maturity Date applicable to the Term Loan Facility and the weighted average life to maturity of the additional Term Loans is no earlier than the weighted average life to maturity of the Term Loan Facility;

(f)the Administrative Agent shall have received duly executed opinions addressed to the Administrative Agent and each Lender of counsel to the Domestic Loan Parties addressing such matters as the Administrative Agent shall reasonably request;

(g)the representations and warranties made by each Loan Party in Section 4 hereof are true and correct as of the date hereof; and

(h)no Event of Default shall have occurred and be continuing.

4.Representations and Warranties.  The Lead Borrower and the other Loan Parties each represents and warrants to the Lenders that the representations and warranties of the Loan Parties contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects on the date hereof, except that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the date hereof; provided that (a) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, (b) the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively and (c) each reference in the Credit Agreement to “this Agreement” or the “Credit Agreement” or the like shall include reference to this Third Amendment and the Credit Agreement as amended hereby.

5.Effect on Loan Documents.  The Credit Agreement (as amended hereby) and the other Loan Documents shall be and remain in full force and effect in accordance with their terms and hereby are ratified and confirmed in all respects.  Except as expressly set forth herein the execution, delivery, and performance of this Third Amendment shall not operate as a waiver or an amendment of any right, power, or remedy of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document, as in effect prior to the date hereof.  Each of the Loan Parties hereby ratifies and confirms in all respects all of its obligations under the Credit Agreement (as amended hereby) and the other Loan Documents to which it is a party.  For purposes of clarity, the provisions of Section 2.15 (Increase in Revolving Credit Facility) and Section 2.16 (Increase in Term Loan Facility) shall, notwithstanding the $100,000,000 increase in the Revolving Credit Commitment and the $25,000,000 increase in the Term Loans requested by the Borrowers and given effect by this Third Amendment, continue to be effective and available to the Borrowers in an amount not exceeding $125,000,000 (in accordance with the terms of the Credit Agreement), following consummation of the transactions contemplated by this Third Amendment.  This Third Amendment shall serve as the “Incremental Amendment” referred to in Section 2.16(d) of the Credit Agreement.

6.No Novation; Entire Agreement.  This Third Amendment evidences solely the amendment of the terms and provisions of the obligations of the Lead Borrower and the other Loan Parties under the Loan Documents and is not a novation or discharge thereof.  There are no other understandings, express or implied, among the Lead Borrower, the other Loan Parties, the Administrative Agent and the Lenders regarding the subject matter hereof or thereof.

7.Choice of Law.  This Third Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

8.Counterparts; Facsimile Execution.  This Third Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Third Amendment by facsimile shall be as effective as delivery of a manually executed counterpart of this Third Amendment.

9.Construction.  This Third Amendment is a Loan Document.  This Third Amendment and the Credit Agreement shall be construed collectively and in the event that any term, provision or condition of any of such documents is inconsistent with or contradictory to any term, provision or condition of any other such document, the terms, provisions and conditions of this Third Amendment shall supersede and control the terms, provisions and conditions of the Credit Agreement.  Upon and after the effectiveness of this Third Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed as of the date first above written.

BORROWERS:

NOVANTA CORPORATION

By:  /s/ Robert J. Buckley

Name:  Robert Buckley

Title: Chief Financial Officer

NOVANTA UK INVESTMENTS HOLDING LIMITED

By:  /s/ Robert J. Buckley

Name:  Robert Buckley

Title: Director

NOVANTA EUROPE GmbH

By:  /s/ Robert J. Buckley

Name:  Robert Buckley

Title:    Managing Director

HOLDINGS:

NOVANTA INC.

By:  /s/ Robert J. Buckley

Name:  Robert Buckley

Title: Chief Financial Officer

OTHER GUARANTORS:

NOVANTA TECHNOLOGIES UK LIMITED

By:  /s/ Robert J. Buckley

Name:  Robert Buckley

Title: Director

[Third Amendment to Second A&R Credit Agreement]

JADAK LLC

By:  /s/ Robert J. Buckley

Name:  Robert Buckley

Title: Chief Financial Officer

[Third Amendment to Second A&R Credit Agreement]

EXCEL TECHNOLOGY INC.

By:  /s/ Robert J. Buckley

Name:  Robert Buckley

Title: Secretary

NDS SURGICAL IMAGING LLC

By:  /s/ Robert J. Buckley

Name:  Robert Buckley

Title: President

[Third Amendment to Second A&R Credit Agreement]

bank of america, n.a., as Administrative Agent

By: /s/ Mollie S. Canup

Name:  Mollie S. Canup

Title:    Vice President

[Third Amendment to Second A&R Credit Agreement]

bank of america, n.a., as a Lender, L/C Issuer and Swing Line Lender

By:  /s/ John F. Lynch

Name:  John F. Lynch

Title:  Senior Vice President

[Third Amendment to Second A&R Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Peter M. Killea

Name:  Peter M. Killea

Title:    Executive Director

[Third Amendment to Second A&R Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:  /s/ Dan Grondin

Name:  Dan Grondin

Title:    Senior Vice President

[Third Amendment to Second A&R Credit Agreement]

SILICON VALLEY BANK, as a Lender

By:  /s/ Frank Groccia

Name:  Frank Groccia

Title:    Vice President

[Third Amendment to Second A&R Credit Agreement]

TD BANK, N.A., as a Lender

By:  /s/ William F. Granchelli

Name:  William F. Granchelli

Title:    Senior Vice President

[Third Amendment to Second A&R Credit Agreement]

BANK OF MONTREAL, as a Lender

By:  /s/ Patrick Hartweger

Name: Patrick Hartweger

Title:  Managing Director

[Third Amendment to Second A&R Credit Agreement]

BANK OF MONTREAL, London Branch, as a Lender

By:  /s/ Anthony Ebdon, /s/ Scott Matthews

Name:  Anthony Ebdon, Scott Matthews

Title:   Managing Directors

[Third Amendment to Second A&R Credit Agreement]

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:  /s/ Frank M. Eassa

Name:  Frank M. Eassa

Title:  SVP Corporate Banking

[Third Amendment to Second A&R Credit Agreement]

Annex I

SCHEDULE 2.01

COMMITMENTS
AND APPLICABLE PERCENTAGES

	Term Commitments		Revolving Credit Commitments
Lender	Commitment	Applicable Percentage	Commitment	Applicable Percentage
Bank of America, N.A.	$15,808,270.68	17.443609022%	$56,691,729.32	17.443609022%
JPMorgan Chase Bank, N.A.	$15,808,270.68	17.443609022%	$56,691,729.32	17.443609022%
Wells Fargo Bank, National Association	$15,808,270.68	17.443609022%	$56,691,729.32	17.443609022%
Bank of Montreal	$13,082,706.77	14.436090229%	$46,917,293.23	14.436090225%
Silicon Valley Bank	$10,575,187.97	11.669172932%	$37,924,812.03	11.669172932%
TD Bank, N.A.	$10,575,187.97	11.669172932%	$37,924,812.03	11.669172932%
HSBC Bank USA, N.A.	$8,967,105.25	9.894736828%	$32,157,894.75	9.894736846%
Total	$90,625,000.00	100.000000000%	$325,000,000.00	100.000000000%